Exhibit 99.1

Media Release

Mitel and Polycom to Hold Shareholder Meetings to Approve Acquisition

on July 29, 2016

Companies Confirm Completion of CFIUS Review

OTTAWA and SAN JOSE – June 28, 2016 – Mitel (Nasdaq: MITL) (TSX: MNW) and Polycom (Nasdaq: PLCM), announced that the meetings of Mitel shareholders and Polycom stockholders to approve Mitel’s proposed acquisition of Polycom will take place on July 29, 2016. Mitel’s annual and special meeting of shareholders will be held at The Brookstreet Hotel, 525 Legget Drive, Ottawa (Kanata), Ontario, K2K 2W2, commencing at 10:00 a.m., Eastern time, on July 29, 2016. Polycom’s special meeting of stockholders will be held at Polycom’s corporate headquarters located at 6001 America Center Drive, San Jose, California 95002, on July 29, 2016, at 10:00 a.m., Pacific time. Mailing of Mitel’s proxy circular with respect to its annual and special meeting of shareholders and Polycom’s proxy statement with respect to its special meeting of stockholders began on Tuesday, June 28, 2016.

Mitel and Polycom also announced that the Committee on Foreign Investment in the United States (CFIUS) has completed its review of Mitel’s proposed acquisition of Polycom. Receipt of CFIUS approval follows previous regulatory acceptance including the early termination of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; approval of antitrust regulatory authorities in Germany; approval of antitrust regulatory authorities in Russia; and acknowledgement of the effectiveness of Mitel’s registration statement on Form S-4.

The transaction is expected to close in August, subject to the approval of the transaction by Mitel shareholders and Polycom stockholders and the satisfaction of the remaining customary closing conditions.

The combination of Mitel and Polycom will create an industry leader with approximately 7,700 employees, leveraging Mitel’s recognized leadership as a pioneer in global communications with Polycom’s well-known premium brand and industry-leading portfolio in the voice and video collaboration market. Together, the combined companies will have the scale and a differentiated portfolio to enable expansion throughout the evolving enterprise communications market.

Forward Looking Statements

Some of the statements in this communication are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel or Polycom, or persons acting on either of their behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such

Media Release

statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the integration of Mitel and Polycom and the ability to recognize the anticipated benefits from the combination of Mitel and Polycom; the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; risks relating to the value of the Mitel common shares to be issued in connection with the transaction; the anticipated size of the markets and continued demand for Mitel and Polycom products and services, the impact of competitive products and pricing and disruption to Mitel’s and Polycom’s respective businesses that could result from the announcement of the transaction; access to available financing on a timely basis and on reasonable terms, including the refinancing of Mitel and Polycom debt to fund the cash portion of the consideration in connection with the transaction; the integration of Mavenir and the ability to recognize the anticipated benefits from the acquisition of Mavenir; Mitel’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies, including its growth of the company through acquisitions and the integration of recently acquired businesses and realization of synergies, including the pending acquisition of Polycom. Additional risks are described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2015 and in Mitel’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 filed with the U.S. Securities and Exchange Commission (the “SEC”) and Canadian securities regulatory authorities on February 29, 2016 and May 5, 2016, respectively, and in Polycom’s Annual Report on Form 10-K for the year ended December 31, 2015 and in Polycom’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 filed with the SEC on February 29, 2016 and April 28, 2016, respectively. Forward-looking statements speak only as of the date they are made. Except as required by law, neither Mitel nor Polycom has any intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Important Information for Investors

In connection with the proposed transaction between Mitel and Polycom, Mitel has filed with the SEC a registration statement on Form S-4 that includes a Proxy Statement of Polycom that also constitutes a Prospectus of Mitel (the “Proxy Statement/Prospectus”). The registration statement has been declared effective by the SEC. Mitel has also prepared a proxy circular in accordance with applicable Canadian securities and corporate law (the “Proxy Circular”). On June 28, 2016, Polycom mailed to its stockholders the definitive Proxy Statement/Prospectus in connection with the transaction. INVESTORS AND SECURITY HOLDERS OF POLYCOM ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MITEL, POLYCOM, THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement/Prospectus and the Proxy Circular and other documents filed with the SEC by Mitel and Polycom through the website maintained by the SEC at www.sec.gov. Investors may also obtain free copies of the Proxy Statement/Prospectus and the Proxy Circular and other documents filed with Canadian securities regulatory authorities by Mitel, through the website maintained by the Canadian Securities Administrators at www.sedar.com. In addition, investors and security holders may obtain free copies of the documents filed with the SEC and Canadian securities regulatory authorities on Mitel’s website at investor.Mitel.com or by contacting Mitel’s Investor Relations Department at 469-574-8134. Copies of the documents filed with the SEC by Polycom will be available free of charge on Polycom’s website at http://investor.polycom.com/company/investor-relations/default.aspx or by contacting Polycom’s Investor Relations Department at 408-586-4271.

Media Release

Participants in the Merger Solicitation

Mitel, Polycom and certain of their respective directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Polycom in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement/Prospectus described above. Additional information regarding Mitel’s directors and executive officers is also included in Mitel’s Annual Report on Form 10-K/A, which was filed with the SEC and Canadian securities regulatory authorities on April 27, 2016, and information regarding Polycom’s directors and executive officers is also included in Polycom’s Annual Report on Form 10-K/A, which was filed with the SEC on April 28, 2016. These documents are available free of charge as described above.

About Mitel

A global market leader in enterprise and mobile communications powering more than 2 billion business connections and 2 billion mobile subscribers every day, Mitel (Nasdaq:MITL) (TSX:MNW) helps businesses and mobile carriers connect, collaborate and provide innovative services to their customers. Our innovation and communications experts serve more than 60 million business users in more than 100 countries, and 130 mobile service providers including 15 of the top 20 mobile carriers in the world. That makes us unique, and the only company able to provide a bridge between enterprise and mobile customers. For more information, go to www.mitel.com and follow us on Twitter @Mitel.

Mitel is the registered trademark of Mitel Networks Corporation.

All other trademarks are the property of their respective owners.

About Polycom

Polycom helps organizations unleash the power of human collaboration. More than 400,000 companies and institutions worldwide defy distance with secure video, voice and content solutions from Polycom to increase productivity, speed time to market, provide better customer service, expand education and save lives. Polycom and its global partner ecosystem provide flexible collaboration solutions for any environment that deliver the best user experience, the broadest multi-vendor interoperability and unmatched investment protection. Visit www.Polycom.com or connect with us on Twitter, Facebook, and LinkedIn to learn more.

© 2016 Polycom, Inc. All rights reserved. POLYCOM®, the Polycom logo, and the names and marks associated with Polycom’s products are trademarks and/or service marks of Polycom, Inc. and are registered and/or common law marks in the United States and various other countries. All other trademarks are property of their respective owners.

MITL-F

Contact Information Mitel:

Media and Industry Analysts – Americas

Amy MacLeod

613-691-3317

amy.macleod@mitel.com

Media – EMEA/AP

Duncan Miller

+44 (0) 1291 612 646

duncan.miller@mitel.com

Investors

Michael McCarthy

469-574-8134

michael.mccarthy@mitel.com

Media Release

Contact Information Polycom:

Media

Cameron Craig

415-650-9606

Cameron.craig@polycom.com

Investors

Laura Graves

408-586-4271

Laura.graves@polycom.com

Industry Analysts

Niki Hall

408-406-9339

Niki.hall@polycom.com